U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 18, 2013

OCTAGON 88 RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	000-53560	26-2793743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

Hochwachtstrasse 4 Steinhausen CH.	6312
(Address of principal executive offices)	(Zip Code)
41 79 237 62 18
(Issuer's Telephone Number)

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Event

On December 18, 2013, CEC Northstar Energy Ltd. (“CEC”) disseminated a letter to its stockholders.   Octagon 88 Resources, Inc. (the “Company”) holds  30.7% of the issued and outstanding shares of CEC.   As a shareholder of  CEC, the Company is providing a copy of the letter by way of the filing of this Form 8-K.

On December 18, 2013, Octagon 88 Resources, Inc. (the “Company”) published a press release, a copy of which is attached as  Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

99.1	Press Release
99.2	CEC Northstar Energy Ltd. Shareholder Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Octagon 88 Resources, Inc.

Dated: December 19, 2013	By:	/s/ Guido Hilekes
Guido Hilekes, President